Exhibit 99.1

Inseego Reports Fourth-Quarter and Full-Year 2018 Financial Results
5G momentum with introduction of world’s first complete 5G NR portfolio for global fixed and mobile applications
4G LTE Advanced customer base expansion in 2018 with multiple Tier 1 service providers
Consolidated Q4 results at top end of guidance
SAN DIEGO—March 7, 2019—Inseego Corp. (Nasdaq: INSG) (the “Company”), a pioneer in 5G and intelligent IoT device-to-cloud solutions, today reported the following results for the fourth-quarter and full-year ended December 31, 2018. The Company reports fourth-quarter revenues of $56.0 million, GAAP operating income of $0.8 million, GAAP net loss of $4.2 million, or net loss of $0.06 per share, adjusted EBITDA of $5.8 million and non-GAAP net income of $0.02 per share. Cash and cash equivalents at the end of the period, including restricted cash, was $31.1 million.
On a full-year basis, 2018 revenues were $202.5 million, and GAAP net loss was $8.1 million, or a net loss of $0.12 per share. This compares to 2017 revenues of $219.3 million and GAAP net loss of $45.7 million, or a net loss of $0.78 per share. Cash and cash equivalents at the end of 2017, including restricted cash, was $21.3 million.
“We ended 2018 with a very strong fourth-quarter performance, including outstanding top- and bottom-line growth, and expanded our customer base in North America and worldwide,” said Dan Mondor, Chairman and CEO of Inseego. “We believe that the combination of our market-leading gigabit 4G LTE and 5G NR innovation and positive industry dynamics will enable us to further extend our leadership position in 2019 and beyond.”
Corporate Highlights

-	Record Q4 2018 adjusted EBITDA of $5.8 million, up 26% sequentially from Q3 and 107% from a year ago

-	Further strengthened management team with the appointment of Douglas Kahn, EVP of Operations and Customer Success

-	Established contract manufacturing in Taiwan with Foxconn
IoT & Mobile Solutions

-	Q4 2018 net revenue of $40.1 million, 16% sequential quarterly growth

-	Launched MiFi 8800L Cat 18 LTE Advanced gigabit hotspot with Verizon

-	Significant portfolio expansion to support global market requirements for 4G LTE Advanced and 5G New Radio (NR) solutions

○	Strategic 5G partnerships with Ericsson, Nokia and Qualcomm

○	World’s first 5G NR portfolio supporting sub-6GHz and mmWave selected by multiple service providers in North America and international markets

-	Industry’s first live demonstration of 5G NR enabled use cases:

○	Telemedicine virtual reality demonstration at the December Qualcomm Technology Summit jointly with Verizon, Ericsson and Columbia University

○
Showcased Inseego 5G NR mobile hotspot at Mobile World Congress, powering live demonstrations of augmented reality for first responders with Verizon, 4K video streaming with Ericsson and cloud artificial intelligence for robotics with Softbank-backed company, CloudMinds

-	Established global distribution agreement with Arrow Electronics for the Skyus line of IIoT gateways and routers and Ctrack asset management solutions
Enterprise SaaS Solutions

-	Q4 2018 net revenue of $16.0 million

-	Double-digit year-over-year subscription revenue growth in the United Kingdom and Europe

-	Significant government sector wins in the United Kingdom and Australia

-	Continued to build momentum in the Aviation vertical

-	Launch of new video-enabled telematics solution in partnership with Garmin
“We had a strong finish to 2018 with tremendous progress in Q4. We are investing for the future,” said Steve Smith, EVP and CFO of Inseego. “Q1 2019 revenue and new product launches have been impacted by a specific global component shortage issue that has now been resolved. We believe the balance of the year will be in line with expectations.”
First Quarter Outlook
The following statements are forward-looking and actual results may differ materially. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” at the end of this news release. A more detailed description of risks related to our business is included in the reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Our guidance for the first quarter of 2019 reflects current business indicators and expectations as of the date of this news release, including current exchange rates for foreign currencies.

Inseego Consolidated	First Quarter 2019 Outlook
Revenue	$45.0 million - $50.0 million
Adjusted EBITDA	$2.0 million - $4.0 million

IoT & Mobile Solutions
Revenue	$30.0 million - $33.5 million

Enterprise SaaS Solutions
Revenue	$15.0 million - $16.5 million
Conference Call Information
Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

•	In the United States, call 1-844-881-0135

•	International parties can access the call at 1-412-317-6727
An audio replay of the conference call will be available beginning one hour after the call, through March 21, 2019. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 10128252 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company’s website before the conference call begins.
About Inseego Corp.
Inseego Corp. (Nasdaq: INSG) is an industry pioneer in 5G and intelligent IoT device-to-cloud solutions that enables high performance mobile applications for large enterprise verticals, service providers and small-medium businesses around the globe. Our product portfolio consists of Enterprise SaaS solutions and IoT & Mobile solutions, which together form the backbone of compelling, intelligent, reliable and secure IoT services with deep business intelligence. Inseego powers mission critical applications with a “zero unscheduled downtime” mandate, such as asset tracking, fleet management, industrial IoT, SD WAN failover management and mobile broadband services. Our solutions are powered by our key innovations in purpose-built SaaS cloud platforms, IoT and mobile technologies including the newly emerging 5G technology. Inseego is headquartered in San Diego, California with offices worldwide. www.inseego.com #Making5GReal
Cautionary Note Regarding Forward-Looking Statements
Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our outlook for the first quarter ending March 31, 2019 and our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.
Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues; and (13) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives, including restructuring activities and the timing of their implementation.
These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.
Non-GAAP Financial Measures
Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Non-GAAP operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share exclude share-based compensation expense, amortization of intangible assets purchased through acquisitions, a gain related to the extinguishment of certain acquisition-related liabilities, amortization of discount and issuance costs related to the Company’s convertible senior notes and term loan, restructuring charges, net of recoveries, and impairment charges related to certain product lines the Company abandoned, net of recoveries, as well as the impairment of certain other assets of one of the Company’s foreign subsidiaries. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the convertible senior notes and the term loans) and foreign currency transaction gains and losses.
Non-GAAP operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present non-GAAP operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share because we consider each to be an important supplemental measure of our performance.
Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.
The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of non-GAAP operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp.
Media Contact:
Anette Gaven
+1 (619) 993-3058
Anette.Gaven@inseego.com
or
Investor Relations Contact:
Joo-Hun Kim
MKR Group
+1 (212) 868-6760
joohunkim@mkrir.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net revenues:
IoT & Mobile Solutions	$40,092	$29,708	$135,349	$152,851
Enterprise SaaS Solutions	15,951	16,826	67,114	66,446
Total net revenues	56,043	46,534	202,463	219,297
Cost of net revenues:
IoT & Mobile Solutions	30,176	24,332	105,344	127,293
Enterprise SaaS Solutions	6,074	6,412	26,167	24,938
Impairment of abandoned product line, net of recoveries	—	(1,758)	355	(269)
Total cost of net revenues	36,250	28,986	131,866	151,962
Gross profit	19,793	17,548	70,597	67,335
Operating costs and expenses:
Research and development	5,332	4,574	20,593	21,362
Sales and marketing	6,070	4,679	23,027	25,019
General and administrative	6,691	7,166	25,325	34,415
Amortization of purchased intangible assets	860	887	3,624	3,601
Extinguishment of acquisition-related liabilities	—	—	(17,174)	—
Restructuring charges, net of recoveries	26	(546)	1,191	5,152
Total operating costs and expenses	18,979	16,760	56,586	89,549
Operating income (loss)	814	788	14,011	(22,214)
Other expense:
Interest expense, net	(5,084)	(5,066)	(20,444)	(19,332)
Other expense, net	(341)	(672)	(895)	(4,080)
Loss before income taxes	(4,611)	(4,950)	(7,328)	(45,626)
Income tax provision (benefit)	(370)	(1,056)	815	214
Net loss	(4,241)	(3,894)	(8,143)	(45,840)
Less: Net loss attributable to noncontrolling interests	50	72	85	105
Net loss attributable to Inseego Corp.	$(4,191)	$(3,822)	$(8,058)	$(45,735)
Per share data:
Net loss per share:
Basic and diluted	$(0.06)	$(0.06)	$(0.12)	$(0.78)
Weighted-average shares used in computation of net loss per share:
Basic and diluted	73,579,670	60,384,116	66,104,376	58,718,483

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$31,015	$21,198
Restricted cash	61	61
Accounts receivable, net	20,633	15,674
Inventories, net	26,431	20,403
Prepaid expenses and other	6,212	9,101
Total current assets	84,352	66,437
Property, plant and equipment, net	6,698	6,991
Rental assets, net	5,769	7,563
Intangible assets, net	31,985	38,671
Goodwill	32,942	37,681
Other assets	510	864
Total assets	$162,256	$158,207
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$39,245	$29,332
Accrued expenses and other current liabilities	13,024	27,558
DigiCore bank facilities	1,412	3,075
Total current liabilities	53,681	59,965
Long-term liabilities:
Convertible senior notes, net	93,054	84,773
Term loan, net	45,046	44,055
Deferred tax liabilities, net	4,457	5,261
Other long-term liabilities	2,543	9,768
Total liabilities	198,781	203,822
Stockholders’ deficit:
Common stock	74	59
Additional paid-in capital	546,230	519,531
Accumulated other comprehensive (loss) income	(4,877)	4,604
Accumulated deficit	(577,817)	(569,759)
Total stockholders’ deficit attributable to Inseego Corp.	(36,390)	(45,565)
Noncontrolling interests	(135)	(50)
Total stockholders’ deficit	(36,525)	(45,615)
Total liabilities and stockholders’ deficit	$162,256	$158,207

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cash flows from operating activities:
Net loss	$(4,241)	$(3,894)	$(8,143)	$(45,840)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,169	3,176	13,733	14,274
Provision for bad debts, net of recoveries	19	632	555	1,618
Provision for excess and obsolete inventory, net of recoveries	(179)	798	1,040	1,674
Share-based compensation expense	1,198	806	4,876	3,748
Amortization of debt discount and debt issuance costs	2,444	2,443	9,772	10,283
Loss on extinguishment of debt, net	—	—	—	2,035
Deferred income taxes	18	310	14	319
Non-cash gain on extinguishment of acquisition-related liabilities	—	—	(17,174)	—
Unrealized foreign currency transaction loss (gain), net	83	478	402	(316)
Other	712	(144)	1,620	1,684
Changes in assets and liabilities:
Accounts receivable	6,155	5,024	(6,883)	5,638
Inventories	(13,216)	(617)	(11,437)	3,020
Prepaid expenses and other assets	828	832	3,251	(3,239)
Accounts payable	8,767	(2,698)	9,646	(730)
Accrued expenses, income taxes, and other	(3,653)	(6,931)	(3,037)	(8,744)
Net cash provided by (used in) operating activities	2,104	215	(1,765)	(14,576)
Cash flows from investing activities:
Purchases of property, plant and equipment	(402)	(52)	(1,338)	(1,789)
Proceeds from the sale of property, plant and equipment	35	71	144	253
Purchases of intangible assets and additions to capitalized software development costs	(1,513)	(583)	(3,040)	(2,839)
Net cash used in investing activities	(1,880)	(564)	(4,234)	(4,375)
Cash flows from financing activities:
Gross proceeds received from private placement	—	—	19,661	—
Payment of issuance costs related to private placement	(500)	—	(500)	—
Proceeds from term loans	—	—	—	64,917
Payment of issuance costs related to term loans	—	—	—	(905)
Principal payments on term loans	—	—	(500)	(20,000)
Repurchase of convertible senior notes	—	—	—	(11,900)
Net repayment of DigiCore bank and overdraft facilities	(250)	544	(1,453)	(76)
Principal payments under capital lease obligations	(490)	(263)	(977)	(876)
Principal payments on mortgage bond	(75)	(72)	(316)	(288)
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	730	287	1,752	(506)
Net cash provided by (used in) financing activities	(585)	496	17,667	30,366
Effect of exchange rates on cash, cash equivalents and restricted cash	(171)	1,114	(1,851)	(50)
Net increase (decrease) in cash, cash equivalents and restricted cash	(532)	1,261	9,817	11,365
Cash, cash equivalents and restricted cash, beginning of period	31,608	19,998	21,259	9,894
Cash, cash equivalents and restricted cash, end of period	$31,076	$21,259	$31,076	$21,259

INSEEGO CORP.
Reconciliation of GAAP Net Loss to Non-GAAP Net Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31, 2018		Year Ended December 31, 2018
	Net Income (Loss)	Income (Loss) Per Share	Net Income (Loss)	Income (Loss) Per Share
GAAP net loss	$(4,241)	$(0.06)	$(8,143)	$(0.12)
Adjustments:
Share-based compensation expense(a)	1,198	0.02	4,876	0.07
Purchased intangibles amortization(b)	1,363	0.02	5,776	0.09
Extinguishment of acquisition-related liabilities(c)	—	—	(17,174)	(0.26)
Debt discount and issuance costs amortization	2,444	0.03	9,772	0.15
Restructuring charges, net of recoveries	26	—	1,191	0.02
Impairment charges(d)	634	0.01	989	0.01
Non-GAAP net income (loss)	$1,424	$0.02	$(2,713)	$(0.04)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)	Includes the non-cash gain related to the extinguishment of acquisition-related liabilities resulting from a settlement between the Company and the former stockholders of R.E.R. Enterprises, Inc.

(d)
Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth-quarter of 2016, net of recoveries related to the subsequent sale of such abandoned products, as well as the impairment of certain other assets of one of our foreign subsidiaries.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended December 31, 2018
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Impairment charges (c)	Non-GAAP
Cost of net revenues	$36,250	$163	$503	$—	$—	$35,584
Operating costs and expenses:
Research and development	5,332	45	—	—	—	5,287
Sales and marketing	6,070	209	—	—	—	5,861
General and administrative	6,691	781	—	—	634	5,276
Amortization of purchased intangible assets	860	—	860	—	—	—
Restructuring charges, net of recoveries	26	—	—	26	—	—
Total operating costs and expenses	$18,979	1,035	860	26	634	$16,424
Total		$1,198	$1,363	$26	$634

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)	Includes the impairment of certain other assets of one of our foreign subsidiaries.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Year Ended December 31, 2018
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Impairment charges (c)	Extinguishment of acquisition- related liabilities (d)	Non-GAAP
Cost of net revenues	$131,866	$390	$2,152	$—	$355	$—	$128,969
Operating costs and expenses:
Research and development	20,593	1,017	—	—	—	—	19,576
Sales and marketing	23,027	970	—	—	—	—	22,057
General and administrative	25,325	2,499	—	—	634	—	22,192
Amortization of purchased intangible assets	3,624	—	3,624	—	—	—	—
Extinguishment of acquisition-related liabilities	(17,174)	—	—	—	—	(17,174)	—
Restructuring charges, net of recoveries	1,191	—	—	1,191	—	—	—
Total operating costs and expenses	$56,586	4,486	3,624	1,191	634	(17,174)	$63,825
Total		$4,876	$5,776	$1,191	$989	$(17,174)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)
Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth-quarter of 2016, net of recoveries related to the subsequent sale of such abandoned products, as well as the impairment of certain other assets of one of our foreign subsidiaries.

(d)	Includes the non-cash gain related to the extinguishment of acquisition-related liabilities resulting from a settlement between the Company and the former stockholders of R.E.R. Enterprises, Inc.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2018	Year Ended December 31, 2018
Loss before income taxes	$(4,611)	$(7,328)
Depreciation and amortization(a)	3,169	13,733
Share-based compensation expense(b)	1,198	4,876
Restructuring charges, net of recoveries	26	1,191
Impairment charges(c)	634	989
Extinguishment of acquisition-related liabilities(d)	—	(17,174)
Interest expense, net(e)	5,084	20,444
Other income, net(f)	341	895
Adjusted EBITDA	$5,841	$17,626

(a)	Includes depreciation and amortization charges, including amortization of intangible assets purchased through acquisitions.

(b)	Includes share-based compensation expense recorded under ASC Topic 718.

(c)
Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth-quarter of 2016, net of recoveries related to the subsequent sale of such abandoned products, as well as the impairment of certain other assets of one of our foreign subsidiaries.

(d)	Includes the non-cash gain related to the extinguishment of acquisition-related liabilities resulting from a settlement between the Company and the former stockholders of R.E.R. Enterprises, Inc.

(e)	Includes the amortization of debt discount and issuance costs related to the convertible senior notes and term loan.

(f)	Includes foreign currency transaction gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
IoT & Mobile Solutions	$40,092	$34,636	$31,741	$28,880	$29,708
Enterprise SaaS Solutions	15,951	15,994	17,316	17,853	16,826
Total net revenues	$56,043	$50,630	$49,057	$46,733	$46,534